EXHIBIT 10.6.2


                Form of Subscription Agreement used in Company's
                      Private Offering of Convertible Notes
                              and Series C Warrants

                IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.
               SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

                             SUBSCRIPTION AGREEMENT
                                       and
                           LETTER OF INVESTMENT INTENT


Synergy Resources Corporation
20203 Highway 60
Platteville, CO 80651

Gentlemen:

     The undersigned (the "Subscriber") hereby tenders this subscription for the purchase of units ("Units" or "Securities") issued by Synergy Resources Corporation (the "Company"). Each Unit consists of one $100,000 Secured Convertible Promissory Note ("Note") and 50,000 common stock purchase warrants ("Warrants"). The Units are being offered at a price of $100,000 per Unit (the "Offering"). By execution below, the Subscriber acknowledges that the Company is relying upon the accuracy and completeness of the representations and warranties contained herein in complying with its obligations under applicable securities laws.

     1. Subscription Commitment. The Subscriber hereby subscribes for the purchase of ____ Units at an aggregate purchase price of $_______________ as full payment therefor. The purchase price shall be paid to by cashier's check or by wire transfer to "Synergy Resources Escrow Account".

     The Subscriber understands that this subscription is not binding on the Company until accepted by the Company, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement where indicated. If the subscription is rejected, the Company shall return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Company and the Subscriber shall have no further obligation to each other hereunder. Unless and until rejected by the Company, this subscription shall be irrevocable by the Subscriber.

     2. Representations and Warranties. In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

     (a) Receipt of Document; Access to Information. Subscriber has been provided with a copy of the Company's Confidential Offering Memorandum (the "Memorandum") and the attachments thereto The Memorandum and this Subscription Agreement are referred to herein as the "Documents." The Subscriber has carefully reviewed and is familiar with all of the terms of the Documents, including the Risk Factors contained in the Memorandum. The Subscriber has been given access to full and complete information regarding the Company and has utilized such access to the Subscriber's satisfaction for the purpose of obtaining such information regarding the Company as the Subscriber has reasonably requested; and, particularly, the Subscriber has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and to obtain any additional information, to the extent reasonably available. The Subscriber acknowledges that the Subscriber has had an opportunity to review all of the Company's SEC filings, which are publicly available at www.SEC.gov.

     (b) Reliance. The Subscriber has relied on nothing other than the Documents (including any exhibits thereto) and the Company's SEC filings in deciding whether to make an investment in the Company. Except as set forth in the Documents, no representations or warranties have been made to the Subscriber by the Company, any selling agent of the Company, or any agent, employee, or affiliate of the Company or such selling agent.

     (c) Economic Loss. The Subscriber believes that an investment in the Securities is suitable for the Subscriber based upon the Subscriber's investment objectives and financial needs. The Subscriber (i) has adequate means for providing for the Subscriber's current financial needs and personal contingencies; (ii) has no need for liquidity in this investment; (iii) at the present time, can afford a complete loss of such investment; and (iv) does not have overall commitments to investments which are not readily marketable and disproportionate to the Subscriber's net worth, and the Subscriber's investment in the Securities will not cause such overall commitments to become excessive.

     (d) Sophistication. The Subscriber, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Subscriber is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks. The investment contemplated hereby is the result of arm's length negotiation between the Subscriber and the Company.

     (e) No General Solicitation. The Subscriber was not offered or sold the Securities, directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to, the following: (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium of or broadcast over television or radio; or (2) to the knowledge of the undersigned, any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

     (f) Seek Advice. The Subscriber has obtained, to the extent the Subscriber deems necessary, the Subscriber's own personal professional advice with respect to the risks inherent in the investment in the securities, and the suitability of an investment in the Securities in light of the Subscriber's financial condition and investment needs;

     (g) Investment Risks. The Subscriber recognizes that the Securities as an investment involves a high degree of risk, including those set forth under the risk factors contained in the Documents.

     (h) Effect and Time of Representations. The information provided by the Subscriber contained in this Subscription Agreement is true, complete and correct in all material respects as of the date hereof. The Subscriber understands  that  the  Company's  determination  that  the  exemption  from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), which is based upon non-public offerings and applicable to the offer and sale of the Securities, is based, in part, upon the representations, warranties, and agreements made by the Subscriber herein. The Subscriber consents to the disclosure of any such information, and any other information furnished to the Company, to any governmental authority or self-regulatory organization, or, to the extent required by law, to any other person.

     (i) Restrictions on Transfer; No Market for Securities. The Subscriber acknowledges that (i) the purchase of the Securities is a long-term investment;
(ii) the Subscriber must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available; (iii) there is presently no public market for the Securities and the Subscriber may be unable to liquidate the Subscriber's investment in the event of an emergency, or pledge the Securities as collateral for a loan; and (iv) the transferability of the Securities is restricted and (A) requires conformity with the restrictions contained in paragraph 3 below and (B) legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability.

     (j) No Backup Withholding. The Subscriber certifies, under penalties of perjury, that the Subscriber is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code.

     (k) Restrictive Legend. Stop transfer instructions will be placed with the transfer agent for the Securities, and a legend may be placed on any certificate representing the Securities substantially to the following effect:

          THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND REGULATION D UNDER THE ACT AND HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS. AS SUCH, THE PURCHASE OF THIS SECURITY WAS NECESSARILY WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT AND ANY STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHERMORE, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, WITHOUT THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTIONS RELIED UPON BY THE COMPANY IN ORIGINALLY DISTRIBUTING THE SECURITY AND THAT REGISTRATION IS NOT REQUIRED.

     (l) Placement  Agent.  The  Subscriber  understands  that Bathgate  Capital
Partners LLC is acting as placement agent (the "Placement Agent") on this transaction. The Company will pay the Placement Agent a sales commission of 8% of the gross proceeds of this Offering (2% for sales to persons introduced to the Placement Agent by the Company's officers and directors) and a non-accountable expense allowance of 2% of the gross proceeds. The Placement Agent may re-allow a portion of the commission to participating selling agents. The Company will also sell to the Placement Agent, for nominal consideration, warrants to purchase 6,250 shares of Common Stock for every Unit sold in this Offering. The Warrants will be exercisable at a price of $1.60 per share at any time on or before December 31, 2014.

     (m) Notice of Change. The Subscriber agrees that it will notify the Company in writing promptly (but in all events within thirty (30) days after the applicable change) of any actual or anticipated change in any facts or circumstances, which change would make any of the representations and warranties in this Subscription Agreement untrue if made as of the date of such change (after giving effect thereto).

     3. Restricted Nature of the Securities; Investment Intent. The Subscriber has been advised and understands that (a) the Securities have not been registered under the Securities Act or applicable state securities laws and that the securities are being offered and sold pursuant to exemptions from such laws;
(b) the Documents may not have been filed with or reviewed by certain state securities administrators because of the limited nature of the offering; (c) the Company is under no obligation to register the Securities under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available. The Subscriber represents and warrants that the Securities are being purchased for the Subscriber's own account and for investment purposes only, and without the intention of reselling or redistributing the same; the Subscriber has made no agreement with others regarding any of the Securities; and the Subscriber's financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future. The Subscriber is aware that, in the view of the SEC, a purchase of such securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above. The Subscriber further represents and agrees that if, contrary to the foregoing intentions, the Subscriber should later desire to dispose of or transfer any of such Securities in any manner, the Subscriber shall not do so unless and until (i) said Securities shall have first been registered under the Act and all applicable securities laws; or (ii) the Subscriber shall have first delivered to the Company a written notice declaring such holder's intention to effect such transfer and describe in sufficient detail the manner and circumstances of the proposed transfer, which notice shall be accompanied either by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, which opinion shall be addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws, or by a "no action" letter from the SEC to the effect that the transfer of the Securities without registration will not result in recommendation by the staff of the Commission that action be taken with respect thereto.

     4. Residence. The Subscriber represents and warrants that the Subscriber is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state set forth on the signature page hereof, and the Securities are being purchased by the Subscriber in the Subscriber's name solely for the Subscriber's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in this Subscription Agreement.

     5. Investor Qualification. The Subscriber represents and warrants that the Subscriber is an "accredited investor" as that term is defined in Regulation D under the Securities Act because the Subscriber comes within at least one category marked below. The Subscriber further represents and warrants that the information set forth below is true and correct. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS REQUIRED BY LAW. The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below. (Please check all that apply.)

Category I                 The Subscriber is an individual (not a partnership,
              ------       corporation, etc.) whose individual net worth, or
                           joint net worth with the Subscriber's spouse, presently exceeds $1,000,000.

                           Explanation. In calculation of net worth the Subscriber may include equity in personal property and real estate, including the Subscriber's principal residence, cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II                The Subscriber is an individual (not a
              ------       partnership, corporation, etc.) who had an individual
                           net income in excess of $200,000 in each of the last two years, or joint income with his/her spouse in excess of $300,000 in each of the last two years, and has a reasonable expectation of reaching the same income level in the current year.

Category III The Subscriber is an executive officer or director of the Company.

Category IV                The Subscriber is a bank as defined in Section  3(a)
              ------       (2) of the Securities  Act; a savings and loan as
                           defined in Section  3(a)(5)(A) of the Securities
                           Act; an insurance  company as defined in Section
                           2(13) of the Securities  Act; a broker or dealer
                           registered  pursuant  to the  Securities  Exchange
                           Act of 1934,  as amended (the  "Exchange  Act");  an
                           investment  company  registered  under the Investment
                           Company Act of 1940, as amended (the "Investment
                           Company Act"), or a  business   development  company
                           as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment
                           Company  licensed by the U.S.  Small  Business
                           Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee
                           Retirement  Income  Security  Act of 1974, as amended
                           ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (this includes IRAs). (Note: If you check this category, the Company may request additional information regarding investment company and ERISA issues.)

                           ----------------------------------------------------

                           ----------------------------------------------------
                           (describe entity)

Category V                 The Subscriber is a private business development
             ------        company as defined in Section 202(a)(22) of the
                           Investment Advisers Act of 1940, as amended.

                           ----------------------------------------------------

                           ----------------------------------------------------
                           (describe entity)

Category VI                The Subscriber is an entity with total assets in
                           excess of $5,000,000 which was not formed for the purpose of investing in the Securities and which is one of the following:

                                       a corporation; or
                           -------

                                       a partnership; or
                           -------

                                       a business trust; or
                           -------

                                       a tax-exempt organization described in
                           ------- Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                           ----------------------------------------------------

                           ----------------------------------------------------
                           (describe entity)

Category VII               The Subscriber is an entity all the equity owners
               ------      of which are "accredited investors" within one or
                           more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.

                           ----------------------------------------------------

                           ----------------------------------------------------
                           (describe entity)

Category VIII              The Subscriber is a trust with total assets in
               ------      excess of $5,000,000, not formed for the specific
                           purpose of acquiring the Securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

     6. FINRA Questionnaire.

     (a) Are you a member of FINRA(1), a person associated with a member of FINRA(2), or an affiliate of a member?

           Yes                        No
               --------                  --------

     If "Yes," please list any members of FINRA with whom you are associated or affiliated.

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(1)  FINRA  defines a "member" as being either any broker or dealer  admitted to membership in FINRA or any officer or partner of such a member, or the executive representative of such a member or the substitute for such representative.

(2) FINRA defines a "person associated with a member" as being every sole proprietor, general or limited partner, officer, director or branch manager or such member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration without FINRA. Thus, "person associated with a member" includes a sole proprietor, general or limited partner, officer, director or branch manager or an organization of any kind (whether a corporation, partnership or other business entity) which itself is a "member" or a "person associated with a member." In addition, an organization of any kind is a "person associated with a member" if its sole proprietor or anyone of its general or limited partners, officers, director or branch managers is a "member" or "person associated with a member."

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

     (b) If you are a corporation, are any of your officers, directors or 5% shareholders a member of FINRA, a person associated with a member of FINRA, or an affiliate of a member?

          Yes                        No
               --------                  --------

     If "Yes," please list the name of the respective officer, director, or 5% shareholder and any members of FINRA with whom they are associated or affiliated.
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     7.  Authority.  The  undersigned,  if other than an  individual,  makes the following additional representations:

     (a) The Subscriber was not organized for the specific purpose of acquiring the Securities;

     (b) The Subscriber is fully authorized, empowered and qualified to execute and deliver this Subscription Agreement, to subscribe for and purchase the Securities and to perform its obligations under, and to consummate the transactions that are contemplated by the Subscription Agreement; and

     (c) This Subscription Agreement has been duly authorized by all necessary action on the part of the Subscriber, has been duly executed by an authorized officer or representative of the Subscriber, and is a legal, valid and binding obligation of the Subscriber enforceable in accordance with its terms.

     8. Use of Proceeds. The Subscriber acknowledges that any proceeds from the sale of the Units will be used by the Company for working capital and research and development expenses as further described in the Memorandum.

     9. Compliance with Laws; No Conflict. The execution and delivery of the Subscription Agreement by or on behalf of the Subscriber and the performance of the Subscriber's obligations under, and the consummation of the transactions contemplated by, the Subscription Agreement do not and will not conflict with or result in any violation of, or default under, any provision of any charter, bylaws, trust agreement, partnership agreement or other governing instrument applicable to the Subscriber, or other agreement or instrument to which the Subscriber is a party, or by which the Subscriber is, or any of its assets are, bound, or any permit, franchise, judgment, decree, statute, rule, regulation or other law applicable to the Subscriber or the business or assets of the Subscriber.

     10. Reliance on Representations. The Subscriber understands the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out above and agrees that the subscription made hereby may be accepted in reliance thereon. The Subscriber acknowledges that the Company has relied and will rely upon the representations and warranties of the Subscriber in this Subscription Agreement. The Subscriber agrees to indemnify and hold harmless the Company and any selling agent (including for this purpose their employees, and each person who controls either of them within the meaning of Section 20 of the Exchange Act) from and against any and all loss, damage, liability or expense, including reasonable costs and attorney's fees and disbursements, which the Company, or such other persons may incur by reason of, or in connection with, any representation or warranty made herein not having been true when made, any misrepresentation made by the Subscriber or any failure

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

by the Subscriber to fulfill any of the covenants or agreements set forth herein, or in any other document provided by the Subscriber to the Company.

     11. Transferability and Assignability. Neither this Subscription Agreement nor any of the rights of the Subscriber hereunder may be transferred or assigned by the Subscriber. The Subscriber agrees that the Subscriber may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder (except as otherwise specifically provided herein) and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors, and assigns.

     12. Survival. The representations and warranties of the Subscriber set forth herein shall survive the sale of the Securities pursuant to this Subscription Agreement.

     13. Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the Subscriber, to the address set forth below; and if to the Company to the address at the beginning of this Subscription Agreement, or to such other address as the Company or the Subscriber shall have designated to the other by like notice.

     14. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     15. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Colorado. The parties hereby consent to the non-exclusive jurisdiction of the courts of the State of Colorado and any federal or state court located in Denver, Colorado for any action arising out of this Subscription Agreement.

     16. Entire Agreement. This Agreement, including the appendices hereto, constitutes the entire agreement, and supersedes all prior agreements or understandings, among the parties hereto with respect to the subject matter hereof.

IN NO EVENT WILL THE COMPANY, THE PLACEMENT AGENT, OR ANY OF THEIR AFFILIATES OR THE PROFESSIONAL ADVISORS ENGAGED BY THEM BE LIABLE IF FOR ANY REASON THE COMPANY'S OIL AND GAS DRILLING PROGRAM OR THE RESULTS OF OPERATIONS OF THE COMPANY ARE NOT AS PROJECTED IN THE MEMORANDUM. INVESTORS MUST LOOK SOLELY TO, AND RELY ON, THEIR OWN ADVISORS WITH RESPECT TO THE FINANCIAL, TAX AND OTHER CONSEQUENCES OF INVESTING IN THE SECURITIES.

     17. Title. Manner in Which Title is To Be Held.

                  Place an "X" in one space below:

                  (a)          Individual Ownership
                      ------

                  (b)          Community Property
                      ------

                  (c)          Joint Tenant with Right of Survivorship
                      ------   (both parties must sign)

                  (d)          Partnership
                      ------

                  (e)          Tenants in Common
                      ------

                  (f)          Corporation
                      ------

                  (g)          Trust
                      ------

                  (h)          Other (Describe):
                      ------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------
                   Please print above the exact name(s) in which the Securities are to be held.


     18. State of Residence. The Subscriber's state of residence and the state in which the Subscriber received the offer to invest and made the decision to
invest in the Securities is                     .
                           ---------------------

     19. Date of Birth. (If an individual) The Subscriber's date of birth is:

----------------------------

                                   SIGNATURES

The Subscriber hereby represents that it has read this entire Subscription Agreement.

                                                     Dated:
                                                           ---------------------


   INDIVIDUAL (includes Community Property, Joint Tenants, Tenants-in-Common)


                                            Address to Which Correspondence
                                            Should be Directed


-----------------------------------------   ------------------------------------
Signature (Individual)


-----------------------------------------   ------------------------------------
Signature (All record holders should sign)  City, State and Zip Code

-----------------------------------------   ------------------------------------
Name(s) Typed or Printed                    Tax Identification or Social
                                            Security Number

                                            (   )
-----------------------------------------   ------------------------------------
                                            Telephone Number


        COPY OF DRIVER'S LICENSE OR PASSPORT REQUIRED IF NON-BCP CUSTOMER
        -----------------------------------------------------------------
Customer Identification Program Notice: To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each client. This means that we will require you to provide the following information: name, date of birth, address, identification number, and a piece of documentary identification. If you are an individual and do not have an account with Bathgate Capital Partners, please include a copy of your driver's license or passport. If you are an entity, please provide a copy of your articles of incorporation, trust document, or other identifying document. If you are unable to produce the information required, we may not be able to complete your investment transaction.

       CORPORATION, PARTNERSHIP, TRUST, RETIREMENT ACCOUNT OR OTHER ENTITY


-----------------------------------------   ------------------------------------
Name of Entity                              Address  to Which  Correspondence
                                            Should be Directed
By:
   --------------------------------------   ------------------------------------
   *Signature                               City, State and Zip Code

Its:
    -------------------------------------   ------------------------------------
    Title                                   Tax Identification or Social
                                            Security Number

                                            (   )
-----------------------------------------   ------------------------------------
Name Typed or Printed                       Telephone Number

*If Securities are being subscribed for by an entity, the Certificate of Signatory must also be completed.


                            CERTIFICATE OF SIGNATORY

      To be completed if Securities are being subscribed for by an entity.

      I,                                   , am the
        -----------------------------------         ----------------------------
of
                                                                 (the "Entity").
-----------------------------------------------------------------

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Securities, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have hereto set may hand this ______ day of _______, 2009.

                                                --------------------------------
                                                Signature


        COPY OF DRIVER'S LICENSE OR PASSPORT REQUIRED IF NON-BCP CUSTOMER
        -----------------------------------------------------------------
Customer Identification Program Notice: To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each client. This means that we will require you to provide the following information: name, date of birth, address, identification number, and a piece of documentary identification. If you are an individual and do not have an account with Bathgate Capital Partners, please include a copy of your driver's license or passport. If you are an entity, please provide a copy of your articles of incorporation, trust document, or other identifying document. If you are unable to produce the information required, we may not be able to complete your investment transaction.

                                   ACCEPTANCE


This Subscription Agreement is accepted as of
                                              ----------------------------------

                                             Synergy Resources Corporation


                                             By:
                                                -------------------------------
                                                Ed Holloway
                                                President and CEO


                                             Date:
                                                  ------------------------------